As filed with the Securities and Exchange Commission on November 10, 1997

-----------------------------------------------------------------

                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549
                            FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): November 10, 1997


                  DUKE REALTY INVESTMENTS, INC.
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Commission File Number:  1-9044
                              ------
State or Other Jurisdiction of Incorporation I.R.S. Employer Identification No.

               Indiana                                   35-1740409
---------------------------------------               ---------------
             Address of principal executive offices:

               8888 Keystone Crossing, Suite 1200
               ----------------------------------
                   Indianapolis, Indiana 46240
                   ---------------------------

                   Telephone:  (317) 846-4700
                   --------------------------


                         NOT APPLICABLE
    (Former name or former address changed since last report)


-----------------------------------------------------------------

ITEM 5. OTHER EVENTS

ACQUISITIONS:

The following acquisitions of properties were made by Duke Realty Investments, Inc. (DRE) from unrelated parties in unrelated transactions. None of these acquisitions involved a significant amount of assets within the meaning of the instructions to Form 8-K. DRE acquired these properties because DRE believes that industrial and office property investments in the midwestern United States present
excellent   long-term   opportunities   for   consistent   rental
increases, high occupancy levels and value appreciation.

THE  GROUP  A PROPERTIES CONSIST OF THE FOLLOWING PROPERTIES  FOR
WHICH  AN  AUDITED  COMBINED STATEMENT OF  REVENUES  AND  CERTAIN
EXPENSES  FOR  THE YEAR ENDED DECEMBER 31, 1996 IS  PRESENTED  IN
THIS FORM 8-K:

 DRE acquired a 50% interest through a joint venture in the Central Park of Lisle office property on May 15, 1997 from an insurance company.

 DRE acquired the Executive Towers office properties on August 28, 1997 from a real estate company.

 DRE acquired the Riverport office and industrial properties on September 26, 1997 from a limited partnership.

THE  GROUP B PROPERTIES CONSIST OF THE FOLLOWING PROPERTIES WHICH
ARE  INCLUDED IN THE PRO FORMA CONSOLIDATED BALANCE SHEET AND PRO
FORMA  CONSOLIDATED STATEMENTS OF OPERATIONS OF DRE PRESENTED  IN
THIS FORM 8-K:

 DRE acquired the NGIC and Pointe 70 office properties on April 18, 1997 from an individual developer.

 DRE   acquired   the  Dyment  and  Johnson  Controls   industrial
 properties on April 30, 1997 from a corporation.

 DRE acquired the 8555 Keystone office property on June 26, 1997 from a real estate corporation.

 DRE acquired the Kentucky Drive industrial properties on July 18, 1997 from an insurance company.

 DRE acquired the One Ashview office property on August 19, 1997 from a limited partnership.

 DRE acquired the Remington industrial properties on August 28, 1997 from a real estate company.

 DRE acquired the Oaktree office property on September 30, 1997 from a corporation.

 DRE acquired the Solon industrial properties on October 22, 1997 from a limited partnership.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

     (a)  Pro Forma Consolidated Financial Information:

          Pro Forma Consolidated Balance Sheet as of June 30, 1997 (unaudited)

          Pro Forma Consolidated Statement of Operations for the year ended
            December 31, 1996 (unaudited)

          Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1997 (unaudited)

          Notes to Pro Forma Consolidated Financial Statements

     (b)  Financial Statements:

          Independent Auditors' Report

          Combined Statements of Revenues and Certain Expenses for the Group
           A Properties for the year ended December 31, 1996 and the period from January 1, 1997 through June 30, 1997 (unaudited)

          Notes to Combined Statements of Revenues and Certain Expenses

     (c)  Exhibit:

          Exhibit 23.1 - Independent Auditors' Consent

                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Duke Realty Investments, Inc.
                                                (Registrant)


Date:       November 10, 1997       By:    /s/  Dennis D. Oklak
                                         ---------------------
                                    Dennis D. Oklak
                                    Executive Vice President and
                                    Chief Administrative Officer

                  DUKE REALTY INVESTMENTS, INC.

           PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                           (Unaudited)

The following unaudited pro forma consolidated financial statements of Duke Realty Investments, Inc. (DRE) reflect the acquisition by DRE of the properties listed in this Form 8-K,
Item 5. The pro forma consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of DRE. Share and per share amounts in the consolidated financial statements of DRE have been restated to reflect the two-for-one split of DRE's common stock payable on August 25, 1997 to common shareholders of record on August 18, 1997.

The accompanying unaudited pro forma consolidated balance sheet as of June 30, 1997 has been prepared as if the properties acquired subsequent to June 30, 1997 had been acquired as of the balance sheet date.

The accompanying unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 have been prepared as if the property acquisitions had occurred as of January 1, 1996. Interest expense and dividends on preferred stock were adjusted to reflect the cost of the pro forma line of credit borrowings and the preferred stock issuance that would have been required for these acquisitions.

The unaudited pro forma consolidated financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The unaudited pro forma consolidated financial statements should be read in conjunction with the combined statements of revenues and certain expenses for the properties included herein and the financial statements of DRE.

                  DUKE REALTY INVESTMENTS, INC.

              PRO FORMA CONSOLIDATED BALANCE SHEET
                          JUNE 30, 1997
         (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                           (UNAUDITED)

                                                    PRO FORMA
     ASSETS                            HISTORICAL  ADJUSTMENTS    PRO FORMA
----------------                       ----------  -----------    ---------

Real estate investments:
   Rental property                     $1,299,177    $193,105 (a)  $1,492,282
   Construction in progress                77,808           -          77,808
   Land held for development               82,780           -          82,780
                                        ---------     -------       ---------
                                        1,459,765     193,105       1,652,870
   Accumulated depreciation              (96,491)           -         (96,491)
                                        ---------     -------       ---------
     Net real estate investments        1,363,274     193,105       1,556,379

Cash                                        3,107      (2,000)(b)       1,107
Accounts receivable from tenants            3,008           -           3,008
Straight-line rent receivable              12,376           -          12,376
Receivables on construction contracts      10,839           -          10,839
Investments in unconsolidated companies   112,837           -         112,837
Deferred financing costs                    7,562           -           7,562
Deferred leasing and other costs           30,502           -          30,502
Escrow deposits and other assets            7,374           -           7,374
                                        ---------     -------       ---------
                                       $1,550,879    $191,105      $1,741,984
                                        =========     =======       =========
LIABILITIES AND SHAREHOLDERS' EQUITY

Indebtedness:
   Secured debt                        $  271,857    $      -      $  271,857
   Unsecured notes                        240,000           -         240,000
   Unsecured line of credit               103,000      45,055 (b)     148,055
                                        ---------     -------       ---------
                                          614,857      45,055         659,912

Construction payables and amounts
 due subcontractors                        35,065           -          35,065
Accounts payable                            2,545           -           2,545
Accrued real estate taxes                  15,034           -          15,034
Accrued interest                            5,106           -           5,106
Other accrued expenses                      7,029           -           7,029
Other liabilities                           7,807           -           7,807
Tenant security deposits and
 prepaid rents                              9,348           -           9,348
                                        ---------     -------       ---------
    Total liabilities                     696,791      45,055         741,846

Minority interest                          18,867           -          18,867
                                        ---------     -------       ---------

Shareholders' equity:
Preferred shares ($.01 par value),
 5,000 shares authorized:
9.10% Series A preferred shares
 and paid-in capital, 300 shares
 issued and outstanding                    72,288           -          72,288
7.99% Series B preferred shares
 and paid-in capital, 300 shares
 issued and outstanding                         -      146,050 (c)    146,050
Common shares and paid-in capital
 ($.01 par value); 150,000 authorized;
 63,320 shares issued and outstanding     813,625            -        813,625
Distributions in excess of net income     (50,692)           -        (50,692)
                                        ---------      -------      ---------
       Total shareholders' equity         835,221      146,050        981,271
                                        ---------      -------      ---------

                                       $1,550,879     $191,105     $1,741,984
                                        =========      =======      =========

   See accompanying notes to pro forma consolidated financial statements.

                  DUKE REALTY INVESTMENTS, INC.

         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              (IN THOUSANDS, EXCEPT PER SHARE DATA)
                           (UNAUDITED)

                                    Year ended December 31, 1996
                          -------------------------------------------------
                                Historical
                          -----------------------
                                      Acquisitions
                                        Current        Pro Forma        DRE
                            DRE        Report (d)    Adjustments     Pro Forma
                          --------    ------------   -----------     ---------
 RENTAL OPERATIONS:
  Revenues:
   Rental income          $156,392    $42,757        $(6,567) (e)     $192,582
   Equity in earnings
    of unconsolidated
    companies                5,768          -          2,234  (f)        8,002
                           -------     ------         ------           -------
                           162,160     42,757         (4,333)          200,584
                           -------     ------         ------           -------
  Operating expenses:
   Rental expenses          29,669      7,976           (995) (g)       36,650
   Real estate taxes        14,244      4,291           (702) (h)       17,833
   Interest expense         31,344          -          7,514  (i)       38,858
   Depreciation and
    amortization            32,571          -          5,062  (j)       37,633
                           -------     ------        -------           -------
                           107,828     12,267         10,879           130,974
                           -------     ------        -------           -------
      Earnings from
       rental operations    54,332     30,490        (15,212)           69,610
                           -------     ------        -------           -------

 SERVICE OPERATIONS:
  Revenues:
   Property management,
    maintenance and
    leasing fees            11,496          -              -            11,496
   Construction management
    and development fees     6,895          -              -             6,895
   Other income              1,538          -              -             1,538
                           -------     ------        -------           -------
                            19,929          -              -            19,929
                           -------     ------        -------           -------
 Operating expenses:
  Payroll                    9,176          -              -             9,176
  Maintenance                1,526          -              -             1,526
  Office and other           2,791          -              -             2,791
                           -------     ------        -------           -------
                            13,493          -              -            13,493
                           -------     ------        -------           -------
    Earnings from
     service operations      6,436          -              -             6,436
                           -------     ------        -------           -------
 General and
  administrative expense    (4,719)         -              -            (4,719)
                           -------     ------        -------           -------
    Operating income        56,049     30,490        (15,212)           71,327

 OTHER INCOME (EXPENSE):
  Interest income            1,194          -              -             1,194
  Earnings from property
   sales                     4,532          -              -             4,532
  Other expense               (174)         -              -              (174)
  Minority interest in
   earnings of unitholders  (7,184)         -           (403) (k)       (7,587)
  Other minority interest
   in earnings of
   subsidiaries               (986)         -              -              (986)
                           -------     ------        -------           -------
     Net income             53,431     30,490        (15,615)           68,306
  Dividends on preferred
   shares                   (2,559)         -        (11,985) (l)      (14,544)
                           -------     ------        -------           -------
  Net income available
   for common shares      $ 50,872    $30,490       $(27,600)         $ 53,762
                           =======     ======        =======           =======
  Net income per common
   share                  $    .91                                    $    .96
                           =======                                     =======
  Weighted average
   number of common
   shares outstanding       56,134                                      56,134
                           =======                                     =======

   See accompanying notes to pro forma consolidated financial statements.

                  DUKE REALTY INVESTMENTS, INC.

         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              (IN THOUSANDS, EXCEPT PER SHARE DATA)
                           (UNAUDITED)

                                  Six months ended June 30, 1997
                           ------------------------------------------------
                                Historical
                           ----------------------
                                      Acquisitions
                                         Current      Pro Forma       DRE
                             DRE       Report (d)    Adjustments   Pro Forma
                           --------   -----------    -----------   ---------
RENTAL OPERATIONS:
 Revenues:
  Rental income            $ 98,860   $19,244        $(2,310) (e)  $115,794
  Equity in earnings of
   unconsolidated companies   3,644         -            915  (f)     4,559
                            -------    ------        -------        -------
                            102,504    19,244         (1,395)       120,353
                            -------    ------        -------        -------
 Operating expenses:
  Rental expenses            18,022     3,706           (304) (g)    21,424
  Real estate taxes           9,115     2,141           (294) (h)    10,962
  Interest expense           17,951         -          3,106  (i)    21,057
  Depreciation and
   amortization              20,241         -          2,255  (j)    22,496
                            -------   -------         ------        -------
                             65,329     5,847          4,763         75,939
                            -------   -------         ------        -------
   Earnings from
    rental operations        37,175    13,397         (6,158)        44,414
                            -------    ------        -------        -------

SERVICE OPERATIONS:
 Revenues:
  Property management,
   maintenance and
   leasing fees              5,855          -              -          5,855
  Construction management
   and development fees      2,711          -              -          2,711
  Other income                 502          -              -            502
                           -------     ------        -------        -------
                             9,068          -              -          9,068
                           -------     ------        -------        -------
 Operating expenses:
  Payroll                    4,885          -              -          4,885
  Maintenance                  916          -              -            916
  Office and other           1,093          -              -          1,093
                           -------     ------        -------        -------
                             6,894          -              -          6,894
                           -------     ------        -------        -------
    Earnings from service
     operations              2,174          -              -          2,174
                           -------     ------        -------        -------
General and administrative
 expense                    (2,890)         -              -         (2,890)
                           -------     ------        -------        -------
   Operating income         36,459     13,397         (6,158)        43,698

OTHER INCOME (EXPENSE):
 Interest income               427         -               -            427
 Earnings from property
  sales                        382         -               -            382
 Other expense                (419)        -               -           (419)
 Minority interest in
  earnings of unitholders   (3,330)        -            (124) (k)    (3,454)
 Other minority interest
  in earnings of
  subsidiaries                (425)        -               -           (425)
                           -------    ------         -------        -------
      Net income            33,094    13,397          (6,282)        40,209
Dividends on preferred
 shares                     (3,412)        -          (5,993) (l)    (9,405)
                           -------    ------         -------        -------
Net income available for
 common shares             $29,682   $13,397        $(12,275)      $ 30,804
                            ======    ======         =======        =======
Net income per common
 share                     $   .48                                 $    .49
                            ======                                  =======
Weighted average number
 of common shares
 outstanding                62,400                                   62,400
                            ======                                  =======

   See accompanying notes to pro forma consolidated financial statements.

                  DUKE REALTY INVESTMENTS, INC.

      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          JUNE 30, 1997
                     (DOLLARS IN THOUSANDS)
                           (UNAUDITED)

(a) Represents cost of DRE's property acquisitions subsequent to June 30, 1997 as follows:

                Property                       Acquisition Date
                --------                       ----------------
               Kentucky Drive                   July 18, 1997
               One Ashview                      August 19, 1997
               Remington                        August 28, 1997
               Executive Towers                 August 29, 1997
               Riverport                        September 26, 1997
               Oak Tree                         September 30, 1997
               Solon                            October 22, 1997

(b) Reflects the use of cash on hand of $2.0 million and line of credit borrowings of $45.1 million utilized to partially fund acquisitions of properties subsequent to June 30, 1997.

(c) Represents net proceeds from DRE's $150 million issuance of Series B Cumulative Step-Up Premium Rate Preferred Shares which were issued in July 1997 utilized to partially fund acquisitions of properties subsequent to June 30, 1997.

(d) Reflects historical revenues and certain expenses on properties acquired in 1997 listed in this Form 8-K Item 5 for the year ended December 31, 1996 or for the period from January 1, 1997 to the earlier of the respective dates of acquisition or June 30, 1997. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties, such as interest expense, interest income, management fees and depreciation. The following table presents the historical financial information for the Group A Properties and the Group B Properties included in the pro forma statements of earnings:

                              For the Year Ended December 31, 1996
                              ------------------------------------
                                                            Real
                                 Rental       Rental        Estate
                                 Income       Expense       Taxes
                                 ------       -------       ------
          Group A Properties     $29,805      $5,659        $2,835
          Group B Properties      12,952       2,317         1,456
                                  ------       -----         -----
               Totals            $42,757      $7,976        $4,291
                                  ======       =====         =====


                  DUKE REALTY INVESTMENTS, INC.

      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          JUNE 30, 1997
                     (DOLLARS IN THOUSANDS)
                           (UNAUDITED)


                                        For the Six Months Ended June 30, 1997
                                        --------------------------------------
                                                                      Real
                                        Rental        Rental          Estate
                                        Income        Expense         Taxes
                                        ------        -------         ------
       For the period January 1, 1997
         to the earlier of the date of
         acquisition or June 30, 1997:
          Group A Properties            $12,678       $2,514           $1,413
          Group B Properties              6,566        1,192              728
                                         ------        -----            -----
               Totals                   $19,244       $3,706           $2,141
                                         ======        =====            =====

(e)  Reflects the following pro forma adjustments:

                                For the year ended     For the six months ended
                                 December 31, 1996            June 30, 1997
                                ------------------     ------------------------
     Increase in straight-line
      rental income                   $ 1,308                 $   723
     Adjustment of rental
      income to reflect the
      acquisition of Central
      Park of Lisle through
      a joint venture in which
      DRE owns a 50% interest          (7,875)                 (3,033)
                                       ------                  ------
                                      $(6,567)                $(2,310)
                                       ======                  ======

(f) Reflects the equity in earnings related to Central Park of Lisle which was acquired through a joint venture in which DRE owns a 50% interest.

(g)  Reflects the following pro forma adjustments:


                                  For the year ended  For the six months ended
                                  December 31, 1996          June 30, 1997
                                  ------------------  ------------------------
     Decrease in rental expenses
      due to the acquisition of
      Central Park of Lisle
      through a joint venture          $(1,368)               $(477)
     Increase in rental expenses
      to reflect the management
      fee cost of DRE                      373                  173
                                       -------                -----
                                       $  (995)               $(304)
                                       =======                =====

(h) Decrease in real estate taxes due to the acquisition of Central Park of Lisle through a joint venture.

                  DUKE REALTY INVESTMENTS, INC.

      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          JUNE 30, 1997
                     (DOLLARS IN THOUSANDS)
                           (UNAUDITED)

(i) Represents pro forma interest expense related to utilization of line of credit borrowings that would have been required if the property acquisitions had occurred at January 1, 1996:

                               For the year ended     For the six months ended
                               December 31, 1996            June 30, 1997
                               ------------------     ------------------------

     Pro forma line of credit
      borrowings for properties
      acquired subsequent to
      June 30, 1997               $ 45,055                   $ 45,055
     Line of credit borrowings
      required for 1997
      acquisitions made prior
      to June 30, 1997              67,309                     67,309
                                   -------                    -------
     Total pro forma line of
      credit borrowings           $112,364                   $112,364
     Current interest rate         6.6875%                    6.6875%
     Proration factor                  1.0                        .50
                                   -------                    -------
                                  $  7,514                   $  3,757
     Interest expense recorded
      on DRE's historical
      financial statements
      related to acquisitions
      made prior to June 30, 1997        -                      (651)
                                   -------                   -------
                                  $  7,514                  $  3,106
                                   =======                   =======

(j) Reflects pro forma depreciation expense adjustment resulting from acquired properties based on the depreciable basis of DRE's acquisition cost, assuming asset lives of 40 years.

(k) Reflects pro forma effect of minority interest in earnings of unitholders.

(l)  Represents  the  dividends on the 7.99% Series  B  Preferred
     Shares assuming they were issued January 1, 1996.

INDEPENDENT AUDITORS' REPORT
----------------------------
To the Directors
DUKE REALTY INVESTMENTS, INC.:

We have audited the accompanying combined statement of revenues and certain expenses (the Combined Statement) of the Group A Properties described in note 1 for the year ended December 31, 1996. This Combined Statement is the responsibility of management. Our responsibility is to express an opinion on this Combined Statement based on our audit.

We  conducted  our  audit  in accordance  with  generally
accepted auditing standards. Those standards require that
we  plan  and  perform  the audit  to  obtain  reasonable
assurance about whether the Combined Statement is free of
material misstatement. An audit includes examining, on  a
test   basis,   evidence  supporting  the   amounts   and
disclosures  in  the Combined Statement.  An  audit  also
includes  assessing the  accounting principles  used  and
significant  estimates  made by management,  as  well  as
evaluating  the  overall  presentation  of  the  Combined
Statement.   We  believe  that  our  audit   provides   a
reasonable basis for our opinion.

The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K to be filed by Duke Realty Investments, Inc.
as described in note 2. The presentation is not intended to be a complete presentation of the combined revenues and expenses of the Group A Properties.

In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses as described in note 2 of the Group A Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Indianapolis, Indiana
October 20, 1997

                  DUKE REALTY INVESTMENTS, INC.

                       GROUP A PROPERTIES

      COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

              YEAR ENDED DECEMBER 31, 1996 AND THE
        PERIOD FROM JANUARY 1, 1997 THROUGH JUNE 30, 1997
                         (IN THOUSANDS)

                                                      Period from
                                                    January 1, 1997
                                                    through June 30,
                                         1996       1997 (unaudited)
                                       --------     ----------------

Revenues:
 Rental income                          $29,805      $12,678
                                         ------       ------
Certain expenses:
 Housekeeping                             1,283         612
 Utilities                                1,793         769
 Repairs and maintenance                  1,699         777
 Other                                      884         356
                                         ------      ------
                                          5,659       2,514
 Real estate taxes                        2,835       1,413
                                         ------      ------
                                          8,494       3,927
                                         ------      ------
  Revenues in excess of certain
   expenses                             $21,311     $ 8,751
                                         ======      ======


See accompanying notes to the combined statements of revenues and certain expenses.

                  DUKE REALTY INVESTMENTS, INC.

                       GROUP A PROPERTIES

  NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD FROM JANUARY 1, 1997
                THROUGH JUNE 30, 1997 (UNAUDITED)

(1)OPERATING PROPERTIES

   The Combined Statements of Revenues and Certain Expenses (the Combined Statements) for the year ended December 31, 1996 and the period from January 1, 1997 to the earlier of the respective dates of acquisition or through June 30, 1997 relates to the operations of the following properties ("Group A Properties") which have been acquired by Duke Realty Investments, Inc. (DRE) from unaffiliated parties:

               Property          Metropolitan Area      Acquisition Date
        --------------------     -----------------      ----------------
        Central Park of Lisle       Chicago             May 15, 1997
        Executive Towers            Chicago             August 28, 1997
        Riverport                   St.  Louis          September 26, 1997

(2)BASIS OF PRESENTATION

   The accompanying Combined Statements have been prepared on the accrual basis of accounting. The Combined Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K to be filed by DRE. The Combined Statements are not intended to be a complete presentation of combined revenues and expenses of the Group A Properties.

   The Combined Statements exclude certain amounts which would not be comparable to the proposed future operations of the properties as follows:

   (a)   depreciation of building and tenant improvements;

   (b)   interest expense related to debt;

   (c)   interest income;

   (d)   management fees; and

   (e)   other income and expense items unique to the prior owners.

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Rental Operations

   Rental income from leases with scheduled rental increases during their terms is recognized for financial reporting purposes on a straight-line basis.

                  DUKE REALTY INVESTMENTS, INC.

                       GROUP A PROPERTIES

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES (CONCLUDED)

YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD FROM JANUARY 1, 1997
                THROUGH JUNE 30, 1997 (UNAUDITED)

   Use of Estimates

   The preparation of the Combined Statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the amounts reported in the Combined Statements and accompanying notes. Actual results could differ from those estimates.

   Unaudited Interim Combined Statement

   The Combined Statement of Revenues and Certain Expenses for the period from January 1, 1997 through June 30, 1997 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Group A Properties.

(4) LEASING ACTIVITY

   Future minimum rents due to the Group A Properties at December 31, 1996 are scheduled as follows (in thousands):

                        Year          Amount
                        ----          -----
                        1997         $  9,347
                        1998           23,762
                        1999           21,427
                        2000           18,796
                        2001           11,655
                        Thereafter     34,621
                                      -------
                                     $119,608
                                      =======

   The 1997 future minimum rents due amount is presented from the DRE acquisition date through December 31, 1997.